Exhibit 10.49

AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is executed by and between BOWLIN TRAVEL CENTERS, INC., a Nevada corporation (“Seller”), and PUEBLO OF LAGUNA, a federally recognized Indian Tribe (“Buyer”), to be effective as of February 22, 2007.

Introductory Provisions

The following provisions constitute the basis for, and are a part of this Amendment:

Seller and Buyer executed that certain Purchase and Sale Agreement (the “Agreement”) dated effective December 27, 2006, concerning the sale by Seller and the purchase by Buyer of the Property, as defined and described in the Agreement. Seller and Buyer desire to amend the Agreement, as set forth below.

NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

Agreements

The Inspection Period is hereby extended through March 15, 2007. The terms and conditions of the Agreement are superseded by this Amendment only to the extent that they conflict with the terms and conditions of this Amendment. Except as expressly modified by this Amendment, all terms and condition of the Agreement are hereby ratified and affirmed by the parties. This amendment may be signed in one or more counterparts, and delivery of an executed facsimile copy, or delivery of an executed copy by email, shall have the same effect as delivery of an executed original. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

SELLER:

BOWLIN TRAVEL CENTERS, INC.
a Nevada corporation

By:	/s/ William J. McCabe	Date of Execution:	February 23, 2007

Its: Senior Vice President, MIS

BUYER:

PUEBLO OF LAGUNA:

By:	/s/John Antonio, Governor	Date of Execution:	February 24, 2007

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (The “Second Amendment”) is executed by and between BOWLIN TRAVEL CENTERS, INC., a Nevada corporation (“Seller”), and PUEBLO OF LAGUNA, a federally recognized Indian Tribe (“Buyer”), to be effective as of March 14, 2007.

Introductory Provisions

The following provisions constitute the basis for, and are a part of this Second Amendment:

Seller and Buyer executed that certain Purchase and Sale Agreement (the “Agreement”) dated effective December 27, 2006, concerning the sale by Seller and the purchase by Buyer of the Property, as defined and described in the Agreement. The Agreement was modified pursuant to that certain Amendment (First) to Purchase and Sale Agreement dated effective February 22, 2007, which is superseded by this Second Amendment.

NOW, THEREFORE, for and in consideration of the mutual covenants set forth herein, and the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

Agreements

The Inspection Period is hereby extended through April 30, 2007. The terms and conditions of the Agreement are superseded by this Second Amendment only to the extent that they conflict with the terms and conditions of this Second Amendment. Except as expressly modified by the Amendment, all terms and conditions of the Agreement are hereby ratified and affirmed by the parties. This Second Amendment may be signed in one or more counterparts, and delivery of an executed facsimile copy, or delivery of an executed copy by email, shall have the same effect as delivery of an executed original. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

SELLER:

BOWLIN TRAVEL CENTERS, INC.
a Nevada corporation

By:	/s/ Kit Johnson	Date of Execution:	March 14, 2007

Its: Director of Operations

BUYER:

PUEBLO OF LAGUNA:
A federally recognized Indian Tribe

By:	/s/John Antonio, Governor	Date of Execution:	March 15, 2007